                                                                   EXHIBIT 23.2

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated March 30, 1999 included in Merkert American Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                        ARTHUR ANDERSEN LLP

Boston, Massachusetts
August 18, 1999